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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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
Date of Report (Date of earliest event reported): December 28, 2005 (December 21, 2005)
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                         Centennial Communications Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

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
         0-19603                                           06-1242753
(Commission File Number)                       (IRS Employer Identification No.)
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                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Indentures

On December 21, 2005, Centennial Communications Corp. (the "Company") completed the offering of (i) $350 million aggregate principal amount of its Senior Floating Rate Notes due 2013 (the "Floating Rate Notes") and (ii) $200 million aggregate principal amount of its 10% Senior Notes due 2013 (the "Fixed Rate Notes" and, together with the Floating Rate Notes, collectively, the "Notes") pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Notes Offering"). In connection with the Notes Offering, the Company entered into an indenture and a registration rights agreement with respect to each series of Notes.

The Floating Rate Notes were issued under an indenture, dated as of December 21, 2005, with U.S. Bank National Association, as trustee (the "Floating Rate Notes Indenture"). The Fixed Rate Notes were issued under an indenture, dated as of December 21, 2005, with U.S. Bank National Association, as trustee (the "Fixed Rate Notes Indenture" and, together with the Floating Rate Notes Indenture, collectively, the "Indentures").

The Floating Rate Notes Indenture provides, among other things, that the Floating Rate Notes will bear interest at a floating rate, which will be reset quarterly, based on three-month London Interbank Offered Rate plus 5.75%, payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 2006. The Fixed Rate Notes Indenture provides, among other things, that the Fixed Rate Notes will bear interest at a rate per annum equal to 10%, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2006.

The Company may redeem the Floating Rate Notes at its option at any time on or after January 1, 2008, in whole or from time to time in part, at the redemption prices specified in the Floating Rate Notes Indenture together with accrued and unpaid interest. In addition, prior to January 1, 2008, the Company may redeem up to 35% of the Floating Rate Notes with the proceeds of certain equity offerings at 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and plus a premium equal to the interest rate per year that is then applicable to the Floating Rate Notes on the date on which notice of redemption is given.

The Company may redeem the Fixed Rate Notes at its option at any time on or after January 1, 2009, in whole or from time to time in part, at the redemption prices specified in the Fixed Rate Notes Indenture together with accrued and unpaid interest. Prior to January 1, 2009, the Company may redeem up to 35% of the Fixed Rate Notes with the proceeds of certain equity offerings at 110% of the aggregate principal amount thereof, plus accrued and unpaid interest. In addition, prior to January 1, 2009, the Company may redeem all of the Fixed Rate Notes upon a change of control at 110% of the aggregate principal amount thereof, plus accrued and unpaid interest, prior to January 1, 2008 and at par plus accrued and unpaid interest, and plus a make whole premium after January 1, 2008 but before January 1, 2009. In addition, prior to January 1, 2009, the Company may redeem all of the Fixed Rate Notes with the proceeds of asset sales at 110% of the aggregate principal amount thereof, plus accrued and unpaid interest,



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prior to January 1, 2008 and at par plus accrued and unpaid interest and plus a make whole premium after January 1, 2008 but before January 1, 2009.

Each of the Indentures provides that, upon a change of control of the Company, the Company will be required to make an offer to purchase the related Notes at 101% of their aggregate principal amount, plus accrued and unpaid interest.

Each of the Indentures contains covenants that will, among other things and subject to a number of qualifications and exceptions, limit the ability of the Company and its subsidiaries to incur or guarantee additional indebtedness or issue preferred stock; grant liens on assets; pay dividends or make distributions to the Company's stockholders; repurchase or redeem capital stock or subordinated indebtedness; make investments or acquisitions; incur restrictions on the ability of the Company's subsidiaries to pay dividends or to make other payments to the Company; enter into transactions with the Company affiliates; merge or consolidate with other companies; and transfer or sell assets.

There are no material relationships between U.S. Bank National Association and the Company or any of their respective affiliates, other than (i) U.S.Bank National Association's service as trustee, registrar and paying agent under the Indentures and (ii) U.S. Bank National Association's service as trustee, registrar and paying agent under the indenture for the Company's 8-1/8% Senior Notes due 2014 and the indenture for the Company's 10-1/8% Senior Notes due 2013.

The Indentures are filed as Exhibits 4.1 and 4.2 to this report and are incorporated herein by reference.

Registration Rights Agreements

In connection with the Notes Offering, the Company entered into a registration rights agreement with respect to the Floating Rate Notes (the "Floating Rate Notes Registration Rights Agreement"), dated as of December 21, 2005, with the initial purchaser of the Notes, Credit


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Suisse First Boston LLC (the "Initial Purchaser") and a registration rights agreement with respect to the Fixed Rate Notes (together with the Floating Rate Notes Registration Rights Agreement, the "Registration Rights Agreements"), dated as of December 21, 2005, with the Initial Purchaser. Each of the Registration Rights Agreements requires the Company to use its reasonable best efforts (i) to file with the Securities and Exchange Commission ("SEC") a registration statement (the "Exchange Offer Registration Statement") covering an offer (the "Exchange Offer") to exchange the applicable series of Notes for freely tradeable notes with substantially similar terms within 120 days after the issue date of the Notes, (ii) to cause such Exchange Offer Registration Statement to be declared effective by the SEC within 180 days of the closing date of the Notes Offering, (iii) to keep such Exchange Offer Registration Statement effective until the consummation of the Exchange Offer, (iv) to consummate the exchange offer within 210 days after the closing date of the Notes Offering; or (v) to file a shelf registration statement for the resale of the Notes if any changes in law or the applicable interpretations of the staff of the SEC do not permit the Company to effect the Exchange Offer, if for any other reason the Exchange Offer Registration Statement is not consummated within 210 days of the closing date of the Notes Offering and under certain other circumstances.

In addition, the interest payable on the Notes of a particular series will increase by 0.50% if the Company fails to satisfy certain obligations contained in the Registration Rights Agreements.

The Initial Purchaser and its affiliates have performed investment banking, commercial banking, financial advisory and lending services for the Company and its affiliates from time to time, for which they have received customary compensation, and may do so in the future. An affiliate of the Initial Purchaser is administrative agent and lender under the Company's senior secured credit agreement (the "Senior Credit Facility"). In connection with the Notes Offering, approximately $39.5 million of the term loan under the Senior Credit Facility was repaid. The Initial Purchaser and funds affiliated with the Initial Purchaser collectively own less than 2% interests in Blackstone Offshore Capital Partners III, L.P. and Welsh, Carson, Anderson & Stowe VIII, L.P., each of whom are stockholders of the Company.

The Registration Rights Agreements are filed as Exhibits 4.3 and 4.4 to this report and are incorporated herein by reference.

Amendment to Senior Credit Facility

On December 21, 2005, the Company entered into an amendment to its Senior Credit Facility (the "Amendment"), which allowed the issuance of the Notes and the payment of a special cash dividend and which made other changes to the Senior Credit Facility that allow the Company


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additional operational flexibility, including adjustments to the financial covenants contained in the Senior Credit Facility.

From time to time, some of the lenders under the Senior Credit Facility and their affiliates have provided, and may in the future provide, investment banking and commercial banking services and general financing and other services to the Company for which they have in the past received, and may in the future receive, customary fees (some of such relationships are disclosed elsewhere in this report).

The Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

The descriptions of the material terms of the Indentures, the Registration Rights Agreements and the Amendment contained in this Item 1.01 are qualified in their entirety by reference to the actual terms contained in such exhibit.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure under Item 1.01 of this report relating to the Notes issued under the Indentures is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

4.1 Indenture, dated as of December 21, 2005, between Centennial Communications Corp. and U.S. Bank National Association, as trustee, relating to $350,000,000 aggregate principal amount of Senior Floating Rate Notes due 2013.

4.2 Indenture, dated as of December 21, 2005, between Centennial Communications Corp. and U.S. Bank National Association, as trustee, relating to $200,000,000 aggregate principal amount of 10% Senior Notes due 2013.

4.3 Registration Rights Agreement, dated as of December 21, 2005, between Centennial Communications Corp. and Credit Suisse First Boston LLC, relating to the $350,000,000 aggregate principal amount of Senior Floating Rate Notes due 2013.

4.4 Registration Rights Agreement, dated as of December 21, 2005, between Centennial Communications Corp. and Credit Suisse First Boston LLC, relating to the $200,000,000 aggregate principal amount of 10% Senior Notes due 2013.

10.1 Amendment No. 2 and Agreement, dated as of December 21, 2005 to the Credit Agreement, dated as of February 9, 2004, among Centennial Cellular Operating Co. LLC, as Borrower, Centennial Puerto Rico Operations Corp., as PR Borrower, Centennial Communications Corp., as a Guarantor, the other Guarantors party thereto, Credit Suisse First Boston, as joint lead arranger and administrative agent, Lehman Brothers, Inc., as joint lead arranger, Lehman Commercial Paper, Inc., as syndication agent, and the Lenders party thereto.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTENNIAL COMMUNICATIONS CORP.


Date: December 28, 2005                 By: /s/ Tony L. Wolk
                                            ------------------------------------
                                            Tony L. Wolk
                                            Senior Vice President,
                                            General Counsel


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                                 EXHIBIT INDEX

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Exhibit No.                             Description
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                Exhibits.

 4.1 Indenture, dated as of December 21, 2005, between Centennial Communications Corp. and U.S. Bank National Association, as trustee, relating to $350,000,000 aggregate principal amount of Senior Floating Rate Notes due 2013.

 4.2 Indenture, dated as of December 21, 2005, between Centennial Communications Corp. and U.S. Bank National Association, as trustee, relating to $200,000,000 aggregate principal amount of 10% Senior Notes due 2013.

 4.3 Registration Rights Agreement, dated as of December 21, 2005, between Centennial Communications Corp. and Credit Suisse First Boston LLC, relating to the $350,000,000 aggregate principal amount of Senior Floating Rate Notes due 2013.

 4.4 Registration Rights Agreement, dated as of December 21, 2005, between Centennial Communications Corp. and Credit Suisse First Boston LLC, relating to the $200,000,000 aggregate principal amount of 10% Senior Notes due 2013.

10.1 Amendment No. 2 and Agreement, dated as of December 21, 2005 to the Credit Agreement, dated as of February 9, 2004, among Centennial Cellular Operating Co. LLC, as Borrower, Centennial Puerto Rico Operations Corp., as PR Borrower, Centennial Communications Corp., as a Guarantor, the other Guarantors party thereto, Credit Suisse First Boston, as joint lead arranger and administrative agent, Lehman Brothers, Inc., as joint lead arranger, Lehman Commercial Paper, Inc., as syndication agent, and the Lenders party thereto.
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